UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2009

CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12943	22-2389839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 Executive Drive, Suite 325, San Diego, CA (Address of principal executive offices)	92121 (Zip Code)
(858) 452-2323
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On June 15, 2009, our stockholders approved the Cypress Bioscience, Inc. 2009 Equity Incentive Plan, or the Plan, at our 2009 Annual Meeting of Stockholders. A copy of the Plan is attached hereto as Exhibit 99.1 and the terms of the Plan are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
99.1	Cypress Bioscience, Inc. 2009 Equity Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: June 17, 2009	/s/ Sabrina Martucci Johnson
Sabrina Martucci Johnson
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Number	Description

99.1	Cypress Bioscience, Inc. 2009 Equity Incentive Plan